UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

GRYPHON RESOURCES, INC.
(Name of small business in its charter)

____________________________________

Nevada	000-53371	98-0465540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3512 Desert Mesa Road Roanoke, TX 76262
(Address of principal executive offices)

Registrant's telephone number:

315-254-8553

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01-Other Information

The Company's "Principal Executive Office" is located at 3512 Desert Meas Road, Roanoke, Texas, 76262, with a phone number, 315-254-8553. The Compamy's second office, an adminstrative office ,is located at 44709 Gwinnett Loop, Novi, Michigan, 48377, with its phone number, 475-217-6124.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 12, 2020	SUMMIT NETWORKS, INC. By: /s/ Seong Yeol Lee Name: Seong Yeol Lee Title: Chief Executive Officer